Exhibit 31.1

CERTIFICATION PURSUANT TO

Section 302 of the Sarbanes-Oxley Act of 2002

I, Oscar Gonzalez Rocha, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of Southern Copper Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

February 28, 2023

/s/ OSCAR GONZALEZ ROCHA

Oscar Gonzalez Rocha
President and Chief Executive Officer